                                                                    Exhibit 99.2
                                                                    ------------

                         Notice of Guaranteed Delivery

                           With Respect to Tender of
         Any and All Outstanding 7 1/8% Series A Senior Notes due 2011
                                In Exchange For
                     7 1/8% Series B Senior Notes due 2011
                                      of
                             Pure Resources, Inc.

               Pursuant to the prospectus dated __________, 2001

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THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON __________,
2001, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

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                            The Exchange Agent is:

                           FIRST UNION NATIONAL BANK

   By Registered or Certified Mail:              By Facsimile:               By Hand Delivery:

First Union National Bank                       (704) 590-7628           First Union National Bank
First Union Customer Information Center                                  First Union Customer Information Center
Corporate Trust Operations - NC1153          Confirm by Telephone:       Corporate Trust Operations - NC1153
1525 West W. T. Harris Blvd. - 3C3                                       1525 West W. T. Harris Blvd. - 3C3
Charlotte, NC 28288                             (704) 590-7413           Charlotte, NC 28288
Attention: Marsha Rice                                                   Attention: Marsha Rice

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

     As set forth in the prospectus dated ___________, 2001 of Pure Resources, Inc. ("Pure") and in the accompanying Letter of Transmittal and instructions thereto (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept Pure's offer (the "Exchange Offer") to exchange new 7 1/8% Series B Senior Notes due 2011 ("Exchange Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for all of its outstanding 7 1/8% Series A Senior Notes due 2011 (the "Old Notes") if the Letter of Transmittal or any other documents required thereby cannot be delivered to the exchange agent, or Old Notes cannot be delivered or if the procedures for book-entry transfer cannot be completed prior to the Expiration Date. This form may be delivered by an eligible institution (as described in the prospectus) by mail or hand delivery or transmitted, via facsimile, to the exchange agent as set forth above. Capitalized terms used but not defined herein shall have the meaning given to them in the prospectus.

     This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tender(s) to Pure upon the terms and subject to the conditions set forth in the prospectus and the related Letter of Transmittal (receipt of which is hereby acknowledged), the principal amount of Old Notes specified below pursuant to the guaranteed delivery procedures set forth in the prospectus and in Instruction 2 of the Letter of Transmittal. By so tendering, the undersigned does hereby make, at and as of the date hereof, the representations and warranties of a tendering holder of Old Notes set forth in the Letter of Transmittal.

     The undersigned understands that tenders of Old Notes may be withdrawn if the exchange agent receives at one of its addresses specified on the cover of this Notice of Guaranteed Delivery, not later than 5:00 p.m., New York City time on the Expiration Date, a facsimile transmission or letter setting forth the name of the holder, the aggregate principal amount of Old Notes the holder delivered for exchange, the certificate number(s) (if any) of the Old Notes and a statement that such holder is withdrawing his election to have such Old Notes or any portion thereof exchanged, in accordance with the procedures set forth in the prospectus.

     All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

                           PLEASE SIGN AND COMPLETE

Signature(s) of registered holder(s)
or Authorized Signatory:
_________________________________________________
_________________________________________________   Date: _______________________________________

Name(s) of Registered Holder(s):                    Address: ____________________________________
_________________________________________________   _____________________________________________
_________________________________________________   _____________________________________________



                                                    Area Code and Telephone No.:
                                                    _____________________________________________


                                                    If Old Notes Will be Tendered by Book-Entry
                                                    Transfer:

Principal Amount of Old Notes Tendered:             Name of Tendering Institution:
_________________________________________________   _____________________________________________

Certificate No.(s) of Old Notes (if available):     The Depository Trust Company Account
_________________________________________________   No.:_________________________________________

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DO NOT SEND OLD NOTES WITH THIS FORM. OLD NOTES SHOULD BE SENT TO THE EXCHANGE
AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF
TRANSMITTAL.

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     This Notice of Guaranteed Delivery must be signed by the registered holder(s) of the Old Notes exactly as their name(s) appear on certificate(s) for the Old Notes or, if tendered by a participant in one of the book-entry transfer facilities, exactly as such participant's name appears on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If the signature above is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                     PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s): _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________

Capacity: ______________________________________________________________________
          ______________________________________________________________________

Address(es): ___________________________________________________________________
             ___________________________________________________________________

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                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"), hereby (i) represents that the above-named persons are deemed to own the Old Notes tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (ii) represents that such tender of Old Notes complies with Rule 14e-4 and (iii) guarantees that the Old Notes tendered hereby in proper form for transfer or confirmation of book-entry transfer of such Old Notes into the exchange agent's account at the book-entry transfer facility, in each case together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees and any other documents required by the Letter of Transmittal, will be received by the exchange agent at its address set forth above within three New York Stock Exchange trading days after the date of execution hereof.

     The Eligible Institution that completes this form must communicate the guarantee to the exchange agent and must deliver the Letter of Transmittal and Old Notes to the exchange agent within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

     Name of Firm: _____________________________________________________________
________________________________________________________________________________

     Authorized Signature: _____________________________________________________

     Title: ____________________________________________________________________
________________________________________________________________________________

     Address:___________________________________________________________________
________________________________________________________________________________
                                  (Zip Code)

     Area Code and Telephone Number: ___________________________________________

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